Exhibit 10.2

ADDENDUM NO. 1 TO AGREEMENT No. 97 1020 1026 0000 1702 0388 9318 OVERDRAFT FACILITY OF 23 May 2019 (“AGREEMENT”)

The Agreement is made on the day it is signed by the last of the parties’ representatives.

Powszechna Kasa Oszczędności Bank Bank Polski Spółka Akcyjna with its registered office in Warsaw, address: ul. Puławska 15, 02-515 Warsaw, registered under KRS number 0000026438 in the District Court for the Capital City of Warsaw, 13th Commercial Division of the National Court Register, Tax ID: PLN 525-000-77-38, REGON (stat. ID): 016298263, share capital (paid-in capital) PLN 1,250,000,000.00 (PKOBP SA), represented by:

1.	Paweł Krzywdziuk – Proxy,

2.	Renata Kwotek – Proxy,

and

ASEC Joint Stock Company with its registered office in Krakow, address: ul. Wadowicka 6, 30-415 Kraków, registered in the District Court for Krakow-Śródmieście in Krakow, 11th Commercial Division of the National Court Register under KRS number 0000034383, Tax ID: 677-193-09-64, REGON: 351324446, share capital(paid capital) PLN 4107,000.00 ( “Borrower”), represented by:

1.	Agnieszka Światły –CEO

2.	Tomasz Boryczko – Member of the Board,

(collectively, “Parties”), make this Addendum No. 1 (“Addendum”) to the Agreement, to read as follows:

§ 1

1. The Parties agree to amend the Agreement to the following extent:

1) the loan term and the utilization term shall be extended by 6 (six) months, i.e. until November 22, 2020, starting from the day following the last day of the loan term and the utilization term indicated in the existing provisions of the Agreement;

2) both the utilization term and the loan repayment term expire on the last day of the loan term, in accordance with item 1 above,

3) in § 7 para. 3 item 1 shall be amended to read as follows:

“1) submitting the documents, in the originals, required by the law and copies of the documents that have been provided using the electronic channel, i.e. by e-mail from the Borrower’s e-mail address: molszewska@otieuropa.com and aswiatly@otieuropa.com at each request of PKO BP SA, no later, however, than in within 7 (say: seven) days from the date of such request by PKO BP SA. “;

4) in § 8 point 7 shall be amended to read as follows:

“7) all copies of documents provided in connection with the Agreement by email from the Borrower’s email address molszewska@otieuropa.com and aswiatly@otieuropa.com are a faithful representation of the original documents in the Borrower’s permanent possession, and the Borrower is aware of criminal liability for providing false information regarding the documents provided in this way and the responsibility for the actions of the persons the Borrower entrusted with providing the copies of the documents by e-mail from the abovementioned email address.”;

5) § 13 para. 2 item 1 shall be amended to read as follows:

“1) to PKO BP SA:

Powszechna Kasa Oszczędności Bank Polski Spółka Akcyjna

1st Regional Corporate Center in Warsaw,

ul. Chłodna 52,

00-872 Warsaw,

Phone number: 22 597 41 14

e-mail pawel.krzywdziuk@pkobp.pl; RCK.I.Warszawa@pkpb.pl

or another of which PKO BP SA may notify the Borrower no less than five business days in advance. “

2. The Borrower hereby confirms that all representations, warranties and obligations made by the Borrower in the Agreement remain true, effective and valid as at the date of signing the Addendum.

3. The Borrower declares that all collaterals established by the Borrower for the obligations arising from the Agreement remain in force.

§ 2

The other provisions of the Agreement shall remain unchanged.

§ 3

Due to the conclusion of the Addendum, PKO BP SA shall collect, without a separate instruction from the Borrower, the applicable commissions and bank fees in the amounts specified in the Agreement, in an amount proportional to the extended loan term. The bank commissions and fees shall be collected on the day of conclusion of the Addendum, in the manner specified in the Agreement, for which the Borrower hereby authorizes PKO BP SA.

§ 4.

The Addendum shall form an integral part of the Agreement and shall come into force on the day on which it is signed.

§ 5

1. The Addendum is made in 2 (two) counterparts, 1 (one) for each of the Parties hereto.

2. This document is made / the declaration of intent is made by the proxy in electronic format and signed with qualified electronic signatures using qualified certificates, in accordance with the provisions of the Act of 5 September 2016 on Trust Services and Electronic Identification.

Signatures of persons acting on behalf of the Borrower:	Signatures of persons acting on behalf of PKO BP SA:

Signed by:	Signed by:

/s/ Agnieszka Światły	/s/ Renata Elzbieta Kwitek
Agnieszka Światły, CEO	Renata Elzbieta Kwitek, Proxy
Date: 5.11.2020 2:16 p.m.	Date: 5.11.2020 2:48 p.m.

Signed by:

/s/ Tomasz Stanisław Boryczko
Tomasz Stanisław Boryczko, Member of the Board
Date: 5.11.2020 2:23 p.m.

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